UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: October 15, 2004
Date of earliest event reported: October 15, 2004

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
235 East 42nd Street New York, New York (Address of principal executive offices)
10017 (Zip Code)

Registrant's telephone number, including area code:

(212) 573-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 15, 2004, Pfizer Inc. (the"Company") issued a press release announcing that the Company is providing information to healthcare professionals about its COX-2 product Bextra (valdecoxib).

A copy of the press release, which includes details about this matter, is attached as Exhibit 99 and is incorporated herein by reference.

Item 9.01(c).	Exhibits

Exhibit 99	Press Release of Pfizer Inc. dated October 15, 2004.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

By: /s/Margaret M. Foran Margaret M. Foran
Title: Vice President-Corporate Governance and Secretary
Dated: October 15, 2004

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release of Pfizer Inc. dated October 15, 2004.